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                                                                   EXHIBIT 10.16


                               AMENDING AGREEMENT

           WHEREAS the parties to this Amending Agreement (this "AGREEMENT") have entered into that certain Revolving Credit Agreement dated August 28, 2001, which was replaced and superceded by that certain Amended & Restated Revolving Credit Agreement dated October 1, 2001 (the "CREDIT FACILITY") (unless otherwise defined herein, all capitalized terms herein have the meanings given to them in the Credit Facility); and

           WHEREAS the Borrower and the Lender wish to amend the Credit Facility pursuant to the terms and conditions set forth herein;

           NOW THEREFORE THIS AGREEMENT WITNESSES that, in consideration of the covenants and agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties to this Agreement agree as follows:

     1.   As set forth in Section 1.1 of the Credit Facility, the definition of:

          a.   Applicable Margin is amended by

               i. deleting the word "and" immediately following clause (c) therein; and

               ii. deleting clause (d) in its entirety and replacing it with "(d) if on any day the principal amount of the Advances then outstanding equals or exceeds $250,000,000 in the aggregate, an additional 50 basis points PER ANNUM, and (e) an additional 200 basis points PER ANNUM upon the occurrence and during the continuance of any Event of Default

          b. Commitment is amended by deleting "250,000,000" and replacing it with "350,000,000".

     2.   This Agreement shall be effective as of the date hereof.

     3. Save and except as amended hereby, the Credit Facility is hereby ratified and confirmed. For greater certainty, the Borrower shall be deemed to have repeated the representations and warranties contained in Section 4.01of the Credit Facility by executing this Agreement.

     4. This Agreement shall be conclusively deemed to be a contract made under, and shall for all purposes be governed by and construed in accordance with, the laws of the State of Missouri.

     5. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts shall together constitute one in the same agreement. This Agreement may be executed and delivered by facsimile, which when so executed and delivered shall constitute a binding agreement.

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           IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the 8th of November 2001.


UTILICORP UNITED INC.                             AQUILA, INC.

--------------------------------                  -----------------------------
Name: Randal P. Miller                            Name: Joseph L. Gocke
Title: Vice President and Treasurer               Title: Treasurer


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                           LINE OF CREDIT DEMAND NOTE

         ON DEMAND, for value received this 13th day of December, 2001, Aquila, Inc., a Delaware corporation (the "BORROWER"), promises to pay to the order of UTILICORP UNITED INC., a Delaware corporation (the "LENDER"), the aggregate unpaid principal balance of each advance (an "ADVANCE" and collectively the "ADVANCES") made by the Lender to the Borrower hereunder. The total principal amount of Advances outstanding at any one time hereunder shall not exceed U.S.$100,000,000.

         The unpaid principal balance of each Advance shall bear interest from the date thereof until the occurrence of a demand for payment hereof at the Interest Rate (as defined below). The principal amount of each Advance shall mature and be payable on demand by the Lender.

         For purposes of this Note, "INTEREST RATE" means, for any date in question, the Base Rate plus 300 basis points PER ANNUM, where "BASE RATE" means the interest rate PER ANNUM appearing on the display shown as LIBOR 1M on the Bloomberg Screen Page BTMM at approximately 11 a.m. and, if such rate is not published on such page at such time, then the one-month LIBOR rate quoted by a reputable lending institution in the Kansas City bank market (as determined in the sole discretion of the Lender).

         Accrued but unpaid interest on each Advance shall be payable on the earlier of (a) the last day of each month or (b) upon payment of such Advance in full. Any Advance which is not paid in full on or before demand shall thereafter bear interest, payable upon demand, until paid at a rate equal to the greater of
(x) the Interest Rate plus two percent (2%) per annum and (y) the maximum amount allowed under Missouri law.

         The Borrower hereby authorizes the Lender to charge any account of the Borrower maintained with the Lender for any amounts due or payable hereunder, unless the Borrower instructs otherwise, all Advances made to the Borrower under this Note shall be credited to an account of the Borrower with the Lender. THE LENDER AT ITS OPTION MAY MAKE ADVANCES HEREUNDER UPON TELEPHONIC INSTRUCTIONS AND IN SO DOING SHALL BE FULLY ENTITLED TO RELY SOLELY UPON INSTRUCTIONS, INCLUDING INSTRUCTIONS TO MAKE TRANSFERS TO THIRD PARTIES, REASONABLY BELIEVED BY THE LENDER TO HAVE BEEN GIVEN BY AN AUTHROIZED PERSON, WITHOUT INDEPENDENT INQUIRY OF ANY TYPE.

         All payments hereunder shall be payable at the principal office of the Lender at 20 West Ninth Street, Kansas City, Missouri 64105 or by wire transfer to an account designated in writing by the Lender, in lawful money of the United States of America and in immediately available funds.

         The Lender shall, and is hereby authorized by the Borrower to, record in its records the date and principal amount of each Advance, the applicable Interest Rate, and the date and amount of each payment of principal and interest made by the Borrower with respect to each such Advance; PROVIDED, HOWEVER, the failure of the Lender to make any recordation shall not limit or otherwise affect the right of the Lender to repayment of all Advances (including interest thereon) made by the Lender to the Borrower. The Lender agrees to send to Borrower, as soon as reasonably practicable following the date of recordation, a copy of Lender's records showing the date and principal amount of each Advance, the applicable Interest Rate, and the date and amount of each payment of principal and interest made by the Borrower with respect to each Advance. The Lender's records relating to Advances shall be rebuttably presumptive evidence of the outstanding principal and interest on the Advances.

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         The Borrower hereby represents and warrants to the Lender that (a) it is a corporation existing and in good standing under the laws of its state of incorporation and duly qualified, in good standing and authorized to do business in each jurisdiction where the failure to so qualify would have a material and adverse effect on its financial condition; (b) the borrowings hereunder and the execution and delivery of this Note are within the Borrower's corporate powers, have been duly authorized by all necessary corporate action, have received any necessary governmental approval and do not contravene or conflict with any provision of law or of the charter or by-laws of the Borrower or of any agreement binding upon it; and (c) there has been no material adverse change in the business, financial condition, properties, assets, operations or prospects of the Borrower since the date of the latest financial statements provided by or on behalf of the Borrower to the Lender. The Borrower further represents, warrants, and covenants that no proceeds from any Advance hereunder will be used to facilitate, assist, or participate in a hostile acquisition or hostile take-over.

         The Borrower shall be deemed to have remade the foregoing representations and warranties each time it requests an Advance hereunder, except that (c) shall be deemed to refer to the then most recent financial statements furnished to the Lender.

         All sums outstanding under this Note shall be immediately due and payable without further action of any kind on the part of the Lender, and the Lender shall have and may exercise any and all rights and remedies available at law or in equity, when the Lender demands payment hereof. Such sums shall be deemed to have been so demanded, and shall be immediately and automatically due and payable without any action of any kind on the part of the Lender, and the Lender shall have and may exercise any and all rights and remedies available at law or in equity, if any bankruptcy, insolvency, reorganization, arrangement, readjustment, liquidation, dissolution, or similar proceeding, domestic or foreign, is instituted by the Borrower (or is instituted against the Borrower and remains undismissed for more than 60 days); or if the Borrower shall authorize such a proceeding; or if the Borrower shall become insolvent, generally shall fail or be unable to pay its debts as they mature, shall admit in writing its inability to pay its debts as they mature, shall make a general assignment for the benefit of its creditors, shall enter into any composition or similar agreement, or shall suspend the transaction of all or a substantial portion of its usual business.

         All notices, requests and demands hereunder shall be deemed to have been given or made when delivered by messenger or express delivery service, or five (5) days after deposit in the U.S. mail, first class postage prepaid, addressed to the address provided by each party to the other party prior to the date hereof or to such other address as may be hereafter designated in writing by the respective parties hereto.

         THIS NOTE AND ANY DOCUMENT OR INSTRUMENTS EXECUTED IN CONNECTION HEREWITH SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAW OF THE STATE OF MISSOURI AND SHALL BE DEEMED TO HAVE BEEN EXECUTED AND DELIVERED IN MISSOURI. Unless the context requires otherwise, wherever used herein the singular shall include the plural and vice versa. This Note shall bind the Borrower, its successors and assigns, and shall inure to the benefit of the Lender, its successors and assigns, except that the Borrower may not transfer or assign any of its rights or interest hereunder without the prior written consent of the Lender. The Borrower agrees to pay upon demand all expenses (including, without limitation, reasonable attorneys' fees, legal costs and expenses, and time charges of attorneys who may be employees of the Lender, in each case whether in or out of the court, in original or appellate proceedings or in bankruptcy) incurred or paid by the Lender or any holder hereof in connection with the enforcement

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or preservation of its rights hereunder or under any document or instrument executed in connection herewith. The Borrower expressly and irrevocably waives presentment, protest, demand and notice of any kind in connection herewith.

         NO PROVISIONS OF THIS NOTE OR ANY RELATED DOCUMENT OR INSTRUMENT SHALL BE CONSTRUED TO REQUIRE THE LENDER TO EXTEND ANY CREDIT OR MAKE ANY LOAN TO THE BORROWER, OR TO REQUIRE THE BORROWER TO BORROW, WHETHER OR NOT ANY FEE IS PAYABLE BY THE BORROWER IN CONNECTION HEREWITH. THE BORROWER CLEARLY UNDERSTANDS AND AGREES THAT THIS NOTE IS A DEMAND OBLIGATION PAYMENT OF WHICH IN FULL (INCLUDING PRINCIPAL, INTEREST, AND ANY OTHER AMOUNTS) MAY BE DEMANDED BY THE LENDER AT ANY TIME IN ITS DISCRETION WITHOUT PRIOR ORAL OR WRITTEN NOTICE OF ANY KIND.


                             AQUILA, INC.


                             By: ________________________________

                             Name: Joseph L. Gocke

                             Title:  Treasurer



The Lender, UtiliCorp United Inc., hereby acknowledges the terms and conditions set forth above, and the due execution of this Line of Credit Demand Note. The Lender further agrees that all payments made by the Borrower to the Lender under this Agreement are subordinate and junior in right of payment to the prior payment in full of all senior debt of the Borrower, whether outstanding at the date hereof or thereafter occurred.



                             UTILICORP UNITED INC.



                             By: ________________________________

                             Name:

                             Title:

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                           LINE OF CREDIT DEMAND NOTE

         ON DEMAND, for value received this 15th day of January, 2002, Aquila, Inc., a Delaware corporation (the "BORROWER"), promises to pay to the order of UTILICORP UNITED INC., a Delaware corporation (the "LENDER"), the aggregate unpaid principal balance of each advance (an "ADVANCE" and collectively the "ADVANCES") made by the Lender to the Borrower hereunder. The total principal amount of Advances outstanding at any one time hereunder shall not exceed an amount to be agreed by the parties.

         The unpaid principal balance of each Advance shall bear interest from the date thereof until the occurrence of a demand for payment hereof at the Interest Rate (as defined below). The principal amount of each Advance shall mature and be payable on demand by the Lender.

         For purposes of this Note, "INTEREST RATE" means, for any date in question, the Base Rate plus the Margin, where "BASE RATE" means the interest rate PER ANNUM equal to the Lender's cost of funding from time to time (as determined by the Lender acting in good faith), and "MARGIN" equals an amount agreed by the parties immediately prior to the making of each Advance. The parties agree to re-examine the Base Rate and Margin applicable to each Advance from time to time in order to best meet the parties' financing needs.

         Accrued but unpaid interest on each Advance shall be payable on demand by the Lender or as otherwise agreed by the parties. Any Advance which is not paid in full on or before demand shall thereafter bear interest, payable upon demand, until paid at a rate equal to the greater of (x) the Interest Rate plus two percent per annum and (y) the maximum amount allowed under Missouri law.

         The Borrower hereby authorizes the Lender to charge any account of the Borrower maintained with the Lender for any amounts due or payable hereunder, unless the Borrower instructs otherwise, all Advances made to the Borrower under this Note shall be credited to an account of the Borrower with the Lender. THE LENDER AT ITS OPTION MAY MAKE ADVANCES HEREUNDER UPON TELEPHONIC INSTRUCTIONS AND IN SO DOING SHALL BE FULLY ENTITLED TO RELY SOLELY UPON INSTRUCTIONS, INCLUDING INSTRUCTIONS TO MAKE TRANSFERS TO THIRD PARTIES, REASONABLY BELIEVED BY THE LENDER TO HAVE BEEN GIVEN BY AN AUTHROIZED PERSON, WITHOUT INDEPENDENT INQUIRY OF ANY TYPE.

         All payments hereunder shall be payable at the principal office of the Lender at 20 West Ninth Street, Kansas City, Missouri 64105 or by wire transfer to an account designated in writing by the Lender, in lawful money of the United States of America and in immediately available funds.

         The Lender shall, and is hereby authorized by the Borrower to, record in its records the date and principal amount of each Advance, the applicable Interest Rate, and the date and amount of each payment of principal and interest made by the Borrower with respect to each such Advance; PROVIDED, HOWEVER, the failure of the Lender to make any recordation shall not limit or otherwise affect the right of the Lender to repayment of all Advances (including interest thereon) made by the Lender to the Borrower. The Lender agrees to send to Borrower, as soon as reasonably practicable following the date of recordation, a copy of Lender's records showing the date and principal amount of each Advance, the applicable Interest Rate, and the date and amount of each payment of principal and interest made by the Borrower with respect to each Advance. The Lender's records relating to Advances shall be rebuttably presumptive evidence of the outstanding principal and interest on the Advances.

         The Borrower hereby represents and warrants to the Lender that (a) it is a corporation existing and in good standing under the laws of its state of incorporation and duly qualified, in good standing and authorized to do business in each jurisdiction where the failure to so qualify would have a material and adverse effect on its financial condition; (b) the borrowings hereunder and the execution and delivery of this Note are within the Borrower's corporate powers, have been

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duly authorized by all necessary corporate action, have received any necessary governmental approval and do not contravene or conflict with any provision of law or of the charter or by-laws of the Borrower or of any agreement binding upon it; and (c) there has been no material adverse change in the business, financial condition, properties, assets, operations or prospects of the Borrower since the date of the latest financial statements provided by or on behalf of the Borrower to the Lender. The Borrower further represents, warrants, and covenants that no proceeds from any Advance hereunder will be used to facilitate, assist, or participate in a hostile acquisition or hostile take-over, unless otherwise agreed by the Lender in advance.

         The Borrower shall be deemed to have remade the foregoing representations and warranties each time it requests an Advance hereunder, except that (c) shall be deemed to refer to the then most recent financial statements furnished to the Lender.

         All sums outstanding under this Note shall be immediately due and payable without further action of any kind on the part of the Lender, and the Lender shall have and may exercise any and all rights and remedies available at law or in equity, when the Lender demands payment hereof. Such sums shall be deemed to have been so demanded, and shall be immediately and automatically due and payable without any action of any kind on the part of the Lender, and the Lender shall have and may exercise any and all rights and remedies available at law or in equity, if any bankruptcy, insolvency, reorganization, arrangement, readjustment, liquidation, dissolution, or similar proceeding, domestic or foreign, is instituted by the Borrower (or is instituted against the Borrower and remains undismissed for more than 60 days); or if the Borrower shall authorize such a proceeding; or if the Borrower shall become insolvent, generally shall fail or be unable to pay its debts as they mature, shall admit in writing its inability to pay its debts as they mature, shall make a general assignment for the benefit of its creditors, shall enter into any composition or similar agreement, or shall suspend the transaction of all or a substantial portion of its usual business.

         All notices, requests and demands hereunder shall be deemed to have been given or made when delivered by messenger or express delivery service, or five (5) days after deposit in the U.S. mail, first class postage prepaid, addressed to the address provided by each party to the other party prior to the date hereof or to such other address as may be hereafter designated in writing by the respective parties hereto.

         THIS NOTE AND ANY DOCUMENT OR INSTRUMENTS EXECUTED IN CONNECTION HEREWITH SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAW OF THE STATE OF MISSOURI AND SHALL BE DEEMED TO HAVE BEEN EXECUTED AND DELIVERED IN MISSOURI. Unless the context requires otherwise, wherever used herein the singular shall include the plural and vice versa. This Note shall bind the Borrower, its successors and assigns, and shall inure to the benefit of the Lender, its successors and assigns, except that the Borrower may not transfer or assign any of its rights or interest hereunder without the prior written consent of the Lender. The Borrower agrees to pay upon demand all expenses (including, without limitation, reasonable attorneys' fees, legal costs and expenses, and time charges of attorneys who may be employees of the Lender, in each case whether in or out of the court, in original or appellate proceedings or in bankruptcy) incurred or paid by the Lender or any holder hereof in connection with the enforcement or preservation of its rights hereunder or under any document or instrument executed in connection herewith. The Borrower expressly and irrevocably waives presentment, protest, demand and notice of any kind in connection herewith.

         NO PROVISIONS OF THIS NOTE OR ANY RELATED DOCUMENT OR INSTRUMENT SHALL BE CONSTRUED TO REQUIRE THE LENDER TO EXTEND ANY CREDIT OR MAKE ANY LOAN TO THE BORROWER, OR TO REQUIRE THE BORROWER TO BORROW, WHETHER OR NOT ANY FEE IS PAYABLE BY THE BORROWER IN CONNECTION HEREWITH. THE BORROWER CLEARLY UNDERSTANDS AND AGREES THAT THIS NOTE IS A DEMAND OBLIGATION PAYMENT OF WHICH IN FULL (INCLUDING PRINCIPAL, INTEREST, AND ANY OTHER AMOUNTS) MAY BE DEMANDED BY THE LENDER AT ANY TIME IN ITS DISCRETION WITHOUT PRIOR ORAL OR WRITTEN NOTICE OF ANY KIND.

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                      AQUILA, INC.


                      By: ________________________________

                      Name:  Joseph L. Gocke

                      Title:  Treasurer



The Lender, UtiliCorp United Inc., hereby acknowledges the terms and conditions set forth above, and the due execution of this Line of Credit Demand Note. The Lender further agrees that all payments made by the Borrower to the Lender under this Agreement are subordinate and junior in right of payment to the prior payment in full of all senior debt of the Borrower, whether outstanding at the date hereof or thereafter occurred.



                      UTILICORP UNITED INC.



                      By: ________________________________

                      Name:  Randal P. Miller

                      Title:  Treasurer